UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 5979

John Hancock California Tax-Free Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2015

ITEM 1. REPORT TO SHAREHOLDERS

John Hancock

California Tax-Free Income Fund

Annual report 5/31/15

A message to shareholders

Dear fellow shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility recently crept up. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and subsequent vote to reject the terms of a bailout package from European creditors.

In the bond market, yields rose from recent lows as the U.S. labor market showed some signs of strength. The low levels of returns currently offered by most bond markets mean there is little cushion against falling prices, and, as a result, many fixed-income investors have experienced negative total returns for the first time since 2013. A stronger domestic economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates.

While the economic picture in many developed countries is improving—and many central banks continue to apply stimulus—we may be in for a period of rising market volatility as investors adjust to the idea of a more normalized monetary policy in the United States. Unpleasant as they are, these pullbacks can ultimately be beneficial to the long-term health of the markets, resetting valuations and investor expectations on a more realistic trajectory.

The near-term challenge, particularly for fixed-income investors, will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market dynamics. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
California Tax-Free Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
19	Financial statements
22	Financial highlights
24	Notes to financial statements
29	Auditor's report
30	Tax information
31	Trustees and Officers
35	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15 (%)

Class A shares (without sales charge)
Barclays California Municipal Bond Index
Morningstar muni California long fund category average
3.53
3.56
4.30
3.85
3.97
4.12
5.56
5.37
5.58
4.43
4.81
4.26
1 year
3 year
5 year
10 year

The Barclays California Municipal Bond Index is an unmanaged index comprising California investment-grade municipal bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Municipal bonds advanced

Municipal bonds benefited from favorable supply-and-demand conditions during the first half of the reporting period, but a supply increase impeded returns in early 2015.

Fund underperformed its benchmark

The fund posted a positive return but narrowly trailed the performance of its benchmark, the Barclays California Municipal Bond Index.

Emphasis on state debt detracted

The fund's emphasis on state-issued bonds over local California municipalities detracted, in part because of a sizable increase in the supply of state debt.

PORTFOLIO COMPOSITION AS OF 5/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls, or if related projects become unprofitable. The fund may invest its assets in a small number of issuers. Performance could suffer significantly from adverse events affecting these issuers. If the fund invests heavily in any one state or region, performance could be disproportionately affected by factors particular to that state or region. Investments in a non-diversified fund may magnify the fund's losses from adverse events affecting a particular issuer. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Dianne M. Sales, CFA and Cynthia M. Brown, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Dianne M. Sales, CFA
Portfolio Manager
John Hancock Asset Management

Cynthia M. Brown
Portfolio Manager
John Hancock Asset Management

How did municipal bonds perform over the past year?

Municipal bonds posted positive returns for the one-year period as the Barclays Municipal Bond Index returned 3.18%. By comparison, the Barclays U.S. Aggregate Bond Index, a broad-based taxable bond market measure, returned 3.03%. Improved credit fundamentals helped California municipal bonds outperform as the fund's benchmark, the Barclays California Municipal Bond Index, returned 3.56%.

The municipal market rallied in the first half of the period thanks to favorable supply-and-demand dynamics. Although municipal issuance was largely unchanged in 2014, an increase in refinancing existing municipal securities resulted in a net decline in the total outstanding supply of municipal bonds. Concurrently, demand picked up and the municipal market experienced steady investor inflows. This combination provided a favorable backdrop for municipal bond market performance.

As we moved into 2015, municipal issuance increased significantly, rising by more than 50% through the first five months of the year relative to the same period in 2014. Although much of this new issuance consisted of refinancings, the overlap between issuing new bonds and paying off the old ones produced a temporary increase in outstanding supply. The end result was relatively flat returns for muni bonds during the first five months of 2015.

What about the economic environment and its impact on the municipal bond market?

U.S. economic growth decelerated over the one-year period. After the third quarter of 2014 produced the strongest quarterly growth rate in 11 years, the U.S. economy slowed in the fourth quarter and may have experienced a modest contraction in the first quarter of 2015. The slower rate of U.S. economic growth resulted from a combination of severe winter weather, economic weakness overseas, and a stronger U.S. dollar. Meanwhile, a sharp decline in energy prices and a lack of meaningful wage growth kept inflation in check.

"The municipal market rallied in the first half of the period thanks to favorable supply-and-demand dynamics."

Although weaker economic growth and low inflation led to lower yields and higher prices for bonds in general, they also contributed to increased rate volatility over the last half of the reporting period. When the U.S. Federal Reserve (Fed) ended its most recent quantitative easing program in late 2014, it signaled its intent to raise its short-term interest-rate target sometime in 2015. However, as economic data proved to be weaker than expected in early 2015, the timing of a Fed rate hike grew increasingly uncertain, and that uncertainty led to greater bond market volatility.

Did any municipal credit concerns develop in California over the past year?

From a credit quality perspective, the news was generally positive in California for the reporting period. Each of the three major credit rating agencies issued a rating upgrade for the state during the past 12 months. A healthy state economy, a continued recovery in the California real estate market, and an improved budget process helped keep the state on an upward trajectory. The state has begun to address its pension and retirement liabilities (helped by limits on the use of surplus revenues), which has put California ahead of the game compared with most other states.

QUALITY COMPOSITION AS OF 5/31/15 (%)

"The fund lacked sufficient longer-maturity bonds early in the reporting period, when the muni market rallied the most."

Turning to the portfolio, what contributed to the fund's underperformance of its benchmark?

The fund lacked sufficient longer-maturity bonds early in the reporting period, when the municipal market rallied the most. In addition, an overweight position in state-issued bonds at the expense of local government issuers hurt returns when the supply of state debt surged in early 2015.

The fund's small position—0.9% of net assets as of the end of the reporting period—in Puerto Rico bonds also impeded returns, as these bonds are not represented in the benchmark index. The Commonwealth of Puerto Rico has faced several years of deteriorating economic and fiscal conditions. Puerto Rico's bonds were downgraded to below-investment-grade status in early 2014, and additional credit rating downgrades during the reporting period put further downward pressure on these bonds. Nearly all of the fund's Puerto Rico holdings were issued by COFINA, Puerto Rico's sales tax financing corporation, so they are backed by sales tax

SECTOR COMPOSITION AS OF 5/31/15 (%)

revenues. We have confidence in bonds with a dedicated revenue source, but we have generally avoided other Puerto Rico bonds because of heightened concerns about credit risk.

What factors aided fund performance during the reporting period?

The fund's holdings of bonds financing senior caregiving services added value during the period, reflecting our careful security selection in the healthcare sector. Longer-maturity bonds in the higher-education segment also benefited fund performance. Finally, several call-protected, higher-coupon bonds in the portfolio were escrowed to maturity, which means they were refinanced and then secured by a deposit of government securities to make all payments to their maturity dates. Prices on these bonds rose to reflect their improved credit quality.

What current themes are developing in the municipal bond market?

In the near term, the timing of the Fed's first interest-rate increase since 2006 is likely to have the biggest impact on the municipal bond market. The current consensus suggests that the Fed may move in September, but a continuation of weaker economic data could push that to December or even early 2016.

From a longer-term perspective, a significant issue facing the municipal bond market is government pension and retirement benefits. Some states, such as California, have begun to address their pension issues, but the process is still in the early stages and local governments generally lag actions at the state level. In addition, starting in 2016, state and local governments will be required to disclose pension and postretirement liabilities on their balance sheets, which will focus heightened attention on this facet of government finances.

We include an assessment of pension and post-retirement funding in our fundamental analysis and credit selection process; however, we expect California's robust economy to provide more leeway to both state and local governments looking to fund these costs, giving them an advantage over other states.

MANAGED BY

Dianne M. Sales, CFA On the fund since 1995 Investing since 1984
Cynthia M. Brown On the fund since 2015 Investing since 1984

The views expressed in this report are exclusively those of Dianne M. Sales, CFA, John Hancock Asset Management and Cynthia M. Brown, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]	Tax- equivalent subsidized yield (%)[2]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-15	as of 5-31-15	as of 5-31-15
Class A	-0.64	4.70	4.01	25.84	48.16	2.48	2.47	5.05
Class B	-2.22	4.42	3.76	24.13	44.59	1.83	1.73	3.73
Class C	1.76	4.75	3.59	26.13	42.32	1.84	1.73	3.75
Index 1†	3.56	5.37	4.81	29.87	60.00	—	—	—
Index 2†	3.18	4.53	4.52	24.81	55.66	—	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C
Gross (%)	0.86	1.71	1.71
Net (%)	0.86	1.61	1.61

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Barclays California Municipal Bond Index; Index 2 is the Barclays Municipal Bond Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock California Tax-Free Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	5-31-05	14,459	14,459	16,000	15,566
Class C3	5-31-05	14,232	14,232	16,000	15,566

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays California Municipal Bond Index is an unmanaged index composed of California investment-grade municipal bonds.

The Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Tax-equivalent yield is based on the maximum federal income tax rate of 43.4% and a state tax rate of 13.3%.
3	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,004.80	$4.05	0.81%
Class B	1,000.00	1,000.20	7.78	1.56%
Class C	1,000.00	1,001.10	7.78	1.56%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.90	$4.08	0.81%
Class B	1,000.00	1,017.20	7.85	1.56%
Class C	1,000.00	1,017.20	7.85	1.56%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Fund's investments

As of 5-31-15
	Rate (%)		Maturity date	Par value	Value
Municipal bonds 98.3%					$265,975,650
(Cost $246,704,649)
California 97.4%					263,537,702
ABAG Finance Authority for Nonprofit Corps. Institute on Aging (D)	5.650		08-15-38	1,000,000	1,109,250
ABAG Finance Authority for Nonprofit Corps. Sharp Healthcare	6.250		08-01-39	1,000,000	1,172,780
ABAG Finance Authority for Nonprofit Corps. Sharp HealthCare, Series A	5.000		08-01-43	2,000,000	2,208,540
Anaheim Public Financing Authority Public Improvement Project, Series C (D)	1.481 (Z	)	09-01-18	3,000,000	2,857,830
Anaheim Public Financing Authority Series A	5.000		05-01-46	1,000,000	1,114,750
Belmont Community Facilities Library Project, Series A (D)	5.750		08-01-24	1,000,000	1,246,990
California County Tobacco Securitization Agency Fresno County Funding Corp.	6.000		06-01-35	1,765,000	1,765,124
California County Tobacco Securitization Agency Kern County Tobacco Funding Corp., Series 2014	5.000		06-01-40	1,500,000	1,586,895
California County Tobacco Securitization Agency Public Improvements	5.250		06-01-21	3,425,000	3,445,310
California County Tobacco Securitization Agency Stanislaus Funding, Series A	5.500		06-01-33	515,000	514,964
California Educational Facilities Authority Prerefunded College and University Funding Program	5.000		02-01-26	1,130,000	1,212,027
California Educational Facilities Authority University of Redlands	5.000		10-01-35	1,000,000	1,113,510
California Health Facilities Financing Authority Kaiser Permanente, Series A	5.250		04-01-39	2,500,000	2,562,525
California Health Facilities Financing Authority Lucile Salter Packard Children	5.000		08-15-43	1,000,000	1,115,520
California Health Facilities Financing Authority Providence Health and Services, Series C	6.500		10-01-33	1,000,000	1,178,510
California Health Facilities Financing Authority Scripps Health, Series A	5.000		11-15-36	1,000,000	1,112,050
California Municipal Finance Authority Wineville School Project, Series A	5.000		10-01-42	2,000,000	2,173,120
California Pollution Control Financing Authority Waste Management Inc., Series C, AMT (P)	5.125		11-01-23	2,000,000	2,057,920
California State Public Works Board Department of Corrections, Series A (D)	5.000		12-01-19	4,450,000	4,881,383
California State Public Works Board Series A	5.000		09-01-39	2,500,000	2,806,775

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)		Maturity date	Par value	Value
California (continued)
California State Public Works Board Trustees California State University, Series D	6.250		04-01-34	2,000,000	$2,350,000
California State Public Works Board Various Capital Projects, Series A	5.000		04-01-37	1,000,000	1,105,210
California State University College and University Revenue, Series A	5.000		11-01-44	2,000,000	2,254,360
California State University College and University Revenue, Series A	5.250		11-01-34	1,000,000	1,134,820
California Statewide Communities Development Authority American Baptist Homes West	6.250		10-01-39	2,000,000	2,219,500
California Statewide Communities Development Authority Infrastructure Program Revenue, Series B	5.000		09-02-44	1,000,000	1,041,300
California Statewide Communities Development Authority Insured-Los Angeles Jewish Homes, Series S (D)	5.000		08-01-44	2,250,000	2,485,305
California Statewide Communities Development Authority Insured-Redwoods Project (D)	5.375		11-15-44	1,500,000	1,674,735
California Statewide Communities Development Authority Kaiser Permanente, Series A	5.000		04-01-42	3,500,000	3,830,050
California Statewide Communities Development Authority Senior Living of Southern California (S)	7.250		11-15-41	1,700,000	1,987,946
California Statewide Communities Development Authority University of California - Irvine	5.750		05-15-32	1,230,000	1,343,111
California Statewide Financing Authority Tobacco Settlement, Series A	6.000		05-01-37	2,500,000	2,500,175
California Statewide Financing Authority Tobacco Settlement, Series B	6.000		05-01-37	4,000,000	4,000,280
Center Unified School District, Series C, GO (D)	0.850 (Z	)	09-01-16	2,145,000	2,121,984
City of Irvine CA Community Facilities District	5.000		09-01-49	2,000,000	2,132,600
City of La Verne CA Brethren Hillcrest Homes	5.000		05-15-36	750,000	789,173
City of Long Beach Alamitos Bay Marina Project, Series 2015 (C)	5.000		05-15-45	1,000,000	1,064,560
City of Los Angeles Department of Airports Series B	5.000		05-15-45	500,000	564,405
City of San Mateo Community Facilities District	5.500		09-01-44	2,000,000	2,209,720
Cloverdale Community Development Agency Cloverdale Redevelopment Project	5.500		09-01-38	3,000,000	2,638,830

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)		Maturity date	Par value	Value
California (continued)
Contra Costa County Public Financing Authority, Series A (D)	5.000		06-01-28	1,230,000	$1,234,563
Discover Card Execution Note Trust East Bay Municipal Utility District Waste Water System, Series A-2	5.000		06-01-38	1,500,000	1,878,120
East Side Union High School District-Santa Clara County, GO (D)	5.250		09-01-24	2,500,000	3,092,750
Folsom Public Financing Authority, Series B	5.125		09-01-26	965,000	989,009
Foothill-Eastern Transportation Corridor Agency Highway Revenue Tolls, Series A	5.750		01-15-46	5,000,000	5,778,950
Fresno Sewer System Revenue, Series A-1 (D)	5.250		09-01-19	1,000,000	1,081,180
Golden State Tobacco Securitization Corp. Series A	5.000		06-01-40	3,250,000	3,566,420
Golden State Tobacco Securitization Corp. Series A	5.000		06-01-45	5,000,000	5,465,050
Inland Valley Development Agency Series A	5.000		09-01-44	7,500,000	8,129,700
Kern County, Capital Improvements Project, Series A (D)	5.750		08-01-35	1,000,000	1,132,260
Laguna Salada Union School District, Series C, GO (D)	3.601 (Z	)	08-01-26	1,000,000	669,720
Lancaster School District School Improvements (D)	1.525 (Z	)	04-01-19	1,730,000	1,631,061
Lancaster School District School Improvements (D)	2.066 (Z	)	04-01-22	1,380,000	1,197,509
Long Beach Harbor Revenue, Series A, AMT (D)	6.000		05-15-18	2,660,000	3,016,919
Long Beach Special Tax Community Facilities District 6-Pike Project	6.250		10-01-26	2,480,000	2,484,042
Los Angeles Community College District 2008 Election, Series A, GO	6.000		08-01-33	4,000,000	4,775,040
Los Angeles Community Facilities District No: 3 Cascades Business Park	6.400		09-01-22	555,000	559,751
Los Angeles County Redevelopment Authority LA Bunker Hill Project, Series C (D)	5.000		12-01-28	2,590,000	3,023,592
Los Angeles County Regional Financing Authority Montecedro Incorporated Project, Series A (D)	5.000		11-15-44	1,355,000	1,467,072
Los Angeles Department of Water & Power Power Systems, Series D	5.000		07-01-44	1,000,000	1,125,000
Los Angeles Department of Water & Power Series E	5.000		07-01-44	2,000,000	2,250,000
M-S-R Energy Authority Natural Gas Revenue, Series B	6.500		11-01-39	3,500,000	4,593,260
Morgan Hill Redevelopment Agency Successor Agency Series A	5.000		09-01-33	1,750,000	1,975,505
Oakland Unified School District/Alameda County, GO	6.625		08-01-38	1,000,000	1,216,600
Orange County Improvement Bond Act 1915, Series B	5.750		09-02-33	1,365,000	1,372,548
Paramount Unified School District, Series B, GO (D)	3.529 (Z	)	09-01-25	4,735,000	3,300,579

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)		Maturity date	Par value	Value
California (continued)
Pasadena California Certificates Participation Refunding Old Pasadena Parking Facility Project	6.250		01-01-18	335,000	$359,760
Port of Los Angeles Series A, AMT	5.000		08-01-44	2,000,000	2,189,160
Ripon Redevelopment Agency Ripon Community Redevelopment Project (D)	4.750		11-01-36	1,515,000	1,525,620
Riverside County Transportation Commission, Series A	5.750		06-01-48	1,000,000	1,130,410
San Bernardino County Capital Facilities Project, Escrowed to Maturity, Series B	6.875		08-01-24	350,000	457,681
San Bernardino County Medical Center Financing Project, Series B (D)	5.500		08-01-17	3,740,000	3,915,331
San Bruno Park School District School Improvements, Series B, GO (D)	2.444 (Z	)	08-01-21	1,015,000	872,606
San Diego County Regional Airport Authority, Series A	5.000		07-01-44	4,925,000	5,403,267
San Diego County Regional Transportation Commission Sales & Use Tax, Series A	5.000		04-01-44	3,000,000	3,393,030
San Diego Public Facilities Financing Authority Lease Revenue	5.250		03-01-40	1,000,000	1,114,410
San Diego Public Facilities Financing Authority Series A	5.000		10-15-44	1,000,000	1,093,100
San Diego Redevelopment Agency City Heights, Series A	5.750		09-01-23	1,000,000	1,001,690
San Diego Redevelopment Agency City Heights, Series A	5.800		09-01-28	1,395,000	1,396,883
San Diego Redevelopment Agency Public Improvements, Series B	4.845 (Z	)	09-01-17	1,600,000	1,435,792
San Diego Redevelopment Agency Public Improvements, Series B	5.331 (Z	)	09-01-18	1,700,000	1,432,012
San Diego Unified School District, Election of 1998, Series A, GO (D)	2.290 (Z	)	07-01-21	2,500,000	2,173,775
San Francisco City & County Airports Commission San Francisco International Airport, Series B	5.000		05-01-44	5,890,000	6,566,702
San Francisco City & County Redevelopment Agency Department of General Services Lease, No. 6, Mission Bay South, Series A	5.150		08-01-35	1,250,000	1,251,613
San Francisco City & County Redevelopment Agency Mission Bay South Redevelopment, Series D	7.000		08-01-41	1,000,000	1,202,760
San Francisco City & County Redevelopment Financing Authority Mission Bay South Redevelopment, Series D	6.625		08-01-39	1,000,000	1,149,550
San Francisco City & County Redevelopment Financing Authority San Francisco Redevelopment Projects, Series B	6.625		08-01-39	700,000	805,875
San Joaquin County County Administration Building (D)	5.000		11-15-29	2,965,000	3,210,976

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)		Maturity date	Par value	Value
California (continued)
San Joaquin Hills Transportation Corridor Agency Highway Revenue Tolls, Escrowed to Maturity	1.901 (Z	)	01-01-22	6,500,000	$5,731,050
San Joaquin Hills Transportation Corridor Agency Series A	5.000		01-15-44	2,500,000	2,698,025
San Mateo County Joint Power Authority (D)	5.000		07-01-21	1,815,000	2,094,183
Santa Ana Financing Authority Prerefunded, Police Administration & Holding Facility (D)	6.250		07-01-19	895,000	1,066,903
Santa Ana Financing Authority Prerefunded, Police Administration & Holding Facility (D)	6.250		07-01-24	5,000,000	6,248,950
Santa Ana Financing Authority Unrefunded, Police Administration & Holding Facility (D)	6.250		07-01-19	895,000	1,047,830
Santa Ana Financing Authority Unrefunded, Police Administration & Holding Facility (D)	6.250		07-01-24	5,000,000	6,286,050
Santa Fe Springs Community Development Commission Construction Redevelopment Project, Series A (D)	2.529 (Z	)	09-01-20	1,275,000	1,116,020
Santa Margarita Water District Community Facilities District	5.625		09-01-43	775,000	861,792
South Orange County Public Financing Authority Series A	5.000		08-15-33	1,000,000	1,117,640
South Orange County Public Financing Authority Series A	5.000		08-15-34	450,000	501,044
Southern California Public Power Authority Natural Gas Revenue, Series A	5.250		11-01-26	2,000,000	2,333,300
Southern California Public Power Authority Series A	5.000		07-01-38	1,000,000	1,133,370
State of California, GO	5.000		09-01-41	1,500,000	1,668,975
State of California, GO	5.000		10-01-41	2,000,000	2,228,040
State of California, GO	5.000		04-01-43	8,500,000	9,465,685
State of California, GO	5.000		11-01-43	2,000,000	2,241,940
State of California, GO	5.000		03-01-45	5,000,000	5,628,250
State of California, GO	5.250		03-01-30	2,000,000	2,321,000
State of California, GO	6.500		04-01-33	5,000,000	5,984,950
Stockton Public Financing Authority Delta Water Supply Project, Series A	6.250		10-01-40	1,150,000	1,374,193
Successor Agency To The San Francisco City & County Redevelopment Agency Mission Bay Project, Series A	5.000		08-01-43	1,000,000	1,084,890
Torrance Hospital Revenue Torrance Memorial Medical Center, Series A	5.500		06-01-31	2,000,000	2,005,560
Tuolumne Wind Project Authority Tuolumne County Project, Series A	5.625		01-01-29	1,000,000	1,143,590

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)		Maturity date	Par value	Value
California (continued)
University of California Series AM	5.000		05-15-44	4,000,000	$4,494,040
Vallejo Sanitation & Flood Control District (D)	5.000		07-01-19	1,303,000	1,377,792
West Covina Redevelopment Agency Fashion Plaza	6.000		09-01-22	3,000,000	3,510,600
Puerto Rico 0.9%					2,437,948
Puerto Rico Highway & Transportation Authority Fuel Sales Tax Revenue, Series A (D)	5.000		07-01-38	80,000	78,598
Puerto Rico Industrial Tourist Education Medical & Environment Authority Hospital de la Concepcion	6.500		11-15-20	500,000	511,410
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A (0.000% steps up to 6.750% on 8-1-16)	2.258 (Z	)	08-01-32	3,000,000	1,847,940
				Par value	Value
Short-term investments 1.0%					$2,777,000
(Cost $2,777,000)
Repurchase agreement 1.0%
Barclays Tri-Party Repurchase Agreement dated 5-29-15 at 0.060% to be repurchased at $1,977,010 on 6-1-15, collateralized by $1,456,600 U.S. Treasury Inflation Indexed Bonds, 2.125% due 2-15-40 (valued at $2,016,654, including interest)				1,977,000	1,977,000
Repurchase Agreement with State Street Corp. dated 5-29-15 at 0.000% to be repurchased at $800,000 on 6-1-15, collateralized by $820,000 Federal Home Loan Bank, 1.500% due 2-10-20 (valued at $817,950, including interest)				800,000	800,000
Total investments (Cost $249,481,649)† 99.3%					$268,752,650
Other assets and liabilities, net 0.7%					$2,000,328
Total net assets 100.0%					$270,752,978

SEE NOTES TO FINANCIAL STATEMENTS17

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
AMT	Interest earned from these securities may be considered a tax preference item for purpose of the Federal Alternative Minimum Tax.
GO	General Obligation
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	Bond is insured by one or more of the companies listed in the insurance coverage table below.
Insurance Coverage	As a % of total Investments
National Public Finance Guarantee Corp.	14.2
Assured Guaranty Municipal Corp.	5.6
Ambac Financial Group, Inc.	2.7
California Mortgage Insurance	2.5
Build America Mutual Assurance Company	0.8
Assured Guaranty Corp.	0.4
Total	26.2
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
†	At 5-31-15, the aggregate cost of investment securities for federal income tax purposes was $247,584,650. Net unrealized appreciation aggregated $21,168,000, of which $22,419,817 related to appreciated investment securities and $1,251,817 related to depreciated investment securities.

18SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-15

Assets
Investments, at value (Cost $249,481,649)	$268,752,650
Cash	649,775
Receivable for delayed delivery securities sold	530,990
Receivable for fund shares sold	358,926
Interest receivable	2,895,286
Other receivables and prepaid expenses	8,997
Total assets	273,196,624
Liabilities
Payable for delayed delivery securities purchased	1,578,870
Payable for fund shares repurchased	458,036
Distributions payable	154,587
Payable to affiliates
Accounting and legal services fees	8,543
Transfer agent fees	26,517
Distribution and service fees	30,025
Trustees' fees	304
Investment management fees	126,951
Other liabilities and accrued expenses	59,813
Total liabilities	2,443,646
Net assets	$270,752,978
Net assets consist of
Paid-in capital	$254,049,449
Undistributed net investment income	462,966
Accumulated net realized gain (loss) on investments	(3,030,438)
Net unrealized appreciation (depreciation) on investments	19,271,001
Net assets	$270,752,978

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($234,509,072 ÷ 21,499,963 shares)[1]	$10.91
Class B ($1,800,099 ÷ 164,962 shares)[1]	$10.91
Class C ($34,443,807 ÷ 3,157,772 shares)[1]	$10.91
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$11.36

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS19

STATEMENT OF OPERATIONS  For the year ended 5-31-15

Investment income
Interest	$12,157,651
Total investment income	12,157,651
Expenses
Investment management fees	1,452,979
Distribution and service fees	696,775
Accounting and legal services fees	44,410
Transfer agent fees	151,968
Trustees' fees	4,185
State registration fees	18,477
Printing and postage	14,675
Professional fees	44,483
Custodian fees	29,811
Registration and filing fees	31,060
Other	7,996
Total expenses	2,496,819
Less expense reductions	(55,108)
Net expenses	2,441,711
Net investment income	9,715,940
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	474,045
474,045
Change in net unrealized appreciation (depreciation) of
Investments	(1,521,216)
(1,521,216)
Net realized and unrealized loss	(1,047,171)
Increase in net assets from operations	$8,668,769

20SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-15	Year ended 5-31-14
Increase (decrease) in net assets
From operations
Net investment income	$9,715,940	$10,524,971
Net realized gain (loss)	474,045	(4,118,059)
Change in net unrealized appreciation (depreciation)	(1,521,216)	160,500
Increase in net assets resulting from operations	8,668,769	6,567,412
Distributions to shareholders
From net investment income
Class A	(8,772,571)	(9,357,225)
Class B	(63,207)	(76,785)
Class C	(1,028,466)	(1,111,796)
Total distributions	(9,864,244)	(10,545,806)
From fund share transactions	24,937,069	(25,251,629)
Total increase (decrease)	23,741,594	(29,230,023)
Net assets
Beginning of year	247,011,384	276,241,407
End of year	$270,752,978	$247,011,384
Undistributed net investment income	$462,966	$462,890

SEE NOTES TO FINANCIAL STATEMENTS21

Financial highlights

Class A Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.95	$11.06	$11.02	$10.07	$10.32
Net investment income[1]	0.42	0.46	0.46	0.48	0.49
Net realized and unrealized gain (loss) on investments	(0.04)	(0.11)	0.04	0.94	(0.26)
Total from investment operations	0.38	0.35	0.50	1.42	0.23
Less distributions
From net investment income	(0.42)	(0.46)	(0.46)	(0.47)	(0.48)
Net asset value, end of period	$10.91	$10.95	$11.06	$11.02	$10.07
Total return (%)[2,3]	3.53	3.46	4.55	14.43	2.29
Ratios and supplemental data
Net assets, end of period (in millions)	$235	$214	$241	$243	$224
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.86	0.84	0.86	0.86
Expenses including reductions	0.82	0.86	0.84	0.86	0.86
Net investment income	3.78	4.40	4.15	4.56	4.79
Portfolio turnover (%)	19	19	7	9	2

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Class B Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.95	$11.07	$11.03	$10.07	$10.32
Net investment income[1]	0.34	0.39	0.38	0.40	0.40
Net realized and unrealized gain (loss) on investments	(0.04)	(0.12)	0.03	0.95	(0.26)
Total from investment operations	0.30	0.27	0.41	1.35	0.14
Less distributions
From net investment income	(0.34)	(0.39)	(0.37)	(0.39)	(0.39)
Net asset value, end of period	$10.91	$10.95	$11.07	$11.03	$10.07
Total return (%)[2,3]	2.76	2.60	3.76	13.67	1.43
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$3	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	1.71	1.69	1.71	1.71
Expenses including reductions	1.58	1.61	1.59	1.62	1.71
Net investment income	3.04	3.65	3.40	3.79	3.92
Portfolio turnover (%)	19	19	7	9	2

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

22SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.95	$11.06	$11.02	$10.07	$10.32
Net investment income[1]	0.33	0.39	0.38	0.40	0.40
Net realized and unrealized gain (loss) on investments	(0.03)	(0.11)	0.03	0.94	(0.26)
Total from investment operations	0.30	0.28	0.41	1.34	0.14
Less distributions
From net investment income	(0.34)	(0.39)	(0.37)	(0.39)	(0.39)
Net asset value, end of period	$10.91	$10.95	$11.06	$11.02	$10.07
Total return (%)[2,3]	2.76	2.69	3.77	13.56	1.43
Ratios and supplemental data
Net assets, end of period (in millions)	$34	$31	$33	$29	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	1.71	1.69	1.71	1.71
Expenses including reductions	1.57	1.61	1.59	1.62	1.71
Net investment income	3.03	3.65	3.40	3.79	3.95
Portfolio turnover (%)	19	19	7	9	2

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS23

Notes to financial statements

Note 1 — Organization

John Hancock California Tax-Free Income Fund (the fund) is the sole series of John Hancock California Tax-Free Income Fund (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2015, all investments are categorized as Level 2 under the hierarchy described above.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2015 were $564. For the year ended May 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2015, the fund has a capital loss carryforward of $4,927,437 available to offset future net realized capital gains.

The following table details the capital loss carryforward available as of May 31, 2015:

Capital loss carryforward expiring at May 31		No expiration date
2017	2018	Short-term	Long-term
$731,359	$206,417	$1,596,365	$2,393,296

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed at least annually. The tax character of distributions for the years ended May 31, 2015 and 2014 was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$214,530	$70,448
Exempt Interest	9,649,714	10,475,358
Total	$9,864,244	$10,545,806

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2015, the components of distributable earnings on a tax basis consisted of $617,553 of undistributed exempt interest.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.550% of the first $500 million of the fund's average daily net assets, (b) 0.500% of the next $500 million of the fund's average daily net assets, (c) 0.475% of the next $1 billion of the fund's average daily net assets, and (d) 0.450% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with approval of the Board of Trustees.

The expense reductions described above amounted to $17,110, $152 and $2,492 for Class A, Class B and Class C shares, respectively, for the year ended May 31, 2015.

The investment management fees incurred for the year ended May 31, 2015 were equivalent to a net annual effective rate of 0.54% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.15%
Class B	1.00%
Class C	1.00%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class B and Class C shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $2,043 and $33,311 for Class B and Class C shares, respectively for the year ended May 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $286,922 for the year ended May 31, 2015. Of this amount, $40,826 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $241,559 was paid as sales commissions to broker-dealers and $4,537 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2015, CDSCs received by the Distributor amounted to $2,130, $9,373 and $2,979 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$343,236	$131,630
Class B	20,426	1,175
Class C	333,113	19,163
Total	$696,775	$151,968

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2015 and 2014 were as follows:

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,700,956	$40,874,237	1,828,337	$19,358,245
Distributions reinvested	647,076	7,145,114	687,940	7,262,382
Repurchased	(2,389,633)	(26,368,480)	(4,749,593)	(50,074,996)
Net increase (decrease)	1,958,399	$21,650,871	(2,233,316)	($23,454,369)
Class B shares
Sold	8,315	$92,451	42,815	$459,901
Distributions reinvested	4,651	51,356	6,419	67,761
Repurchased	(42,783)	(472,755)	(81,709)	(861,809)
Net decrease	(29,817)	($328,948)	(32,475)	($334,147)
Class C shares
Sold	593,586	$6,541,632	354,503	$3,767,944
Distributions reinvested	60,353	666,299	65,864	695,236
Repurchased	(326,321)	(3,592,785)	(562,072)	(5,926,293)
Net increase (decrease)	327,618	$3,615,146	(141,705)	($1,463,113)
Total net increase (decrease)	2,256,200	$24,937,069	(2,407,496)	($25,251,629)

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $80,788,130 and $50,309,365, respectively, for the year ended May 31, 2015.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock California Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock California Tax-Free Income Fund (the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2015.

97.97% of dividends from net investment income are exempt-interest dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1989	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock California Tax-Free Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235801	53A 5/15 7/15

ITEM 2.  CODE OF ETHICS.

As of the end of the year, May 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2015 and 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2015	May 31, 2014
John Hancock California Tax-Free Income Fund	$36,133	$33,391

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Additionally, amounts billed to control affiliates were $103,940 and $98,642 for the fiscal years ended May 31, 2015 and 2014, respectively.

Fund	May 31, 2015	May 31, 2014
John Hancock California Tax-Free Income Fund	$519	$558

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2015 and 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2015	May 31, 2014
John Hancock California Tax-Free Income Fund	$3,450	$2,491

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2015 and 2014 amounted to the following:

Fund	May 31, 2015	May 31, 2014
John Hancock California Tax-Free Income Fund	$216	$122

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)  According to the registrant’s principal accountant for the fiscal year ended May 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2015 and 2014 amounted to the following:

Trust	May 31, 2015	May 31, 2014
John Hancock California Tax-Free Income Fund	$6,615,416	$6,108,169

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.  A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock California Tax-Free Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:    July 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:   July 17, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:    July 17, 2015